UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 8, 2024

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

281 Summer Street, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

(888) 882-1880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCOV	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information regarding the D&O Indemnification Agreement (as hereinafter defined) set forth in Item 5.02 below is incorporated in this Item 1.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Brightcove Inc., a Delaware corporation (the “Company”) elected John Wagner as Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer of the Company, effective on April 10, 2024 (the “Effective Date”).

John Wagner, age 50, previously served as the chief financial officer and treasurer of EverQuote, Inc. (Nasdaq: EVER) from March 2014 to August 2023. In addition, Mr. Wagner previously served as a director of Stratim Cloud Acquisition Corp. (formerly Nasdaq: SCAQ) from March 2021 to July 2023. Mr. Wagner also served as chief financial officer of NuoDB, Inc., a database company, from 2012 to 2014. Prior to that, Mr. Wagner served as the vice president of finance at Carbonite, Inc., an online backup company, from 2011 to 2012, as corporate controller at Constant Contact, Inc., an email marketing company, from 2006 to 2011 and as vice president of finance and chief financial officer at Salesnet, Inc., a sales software company, from 2003 to 2006. Mr. Wagner holds a B.B.A. in accounting from the University of Massachusetts, Amherst and an M.B.A. from Boston University. He is also a licensed Certified Public Accountant in Massachusetts.

In connection with Mr. Wagner’s election as Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer, the Company entered into an employment agreement with Mr. Wagner (the “Agreement”). Under the Agreement, the Company will provide Mr. Wagner with, among other things: (i) an annual base salary of $425,000, which is subject to annual review and increase in the discretion of the Board or the Compensation Committee of the Board; (ii) guaranteed annual incentive compensation equal to sixty-five percent (65%) of Mr. Wagner’s base salary (prorated for the number of days of employment) for 2024 and target annual incentive compensation equal to sixty-five percent (65%) of Mr. Wagner’s base salary thereafter; and (iii) additional severance and change in control benefits, contingent upon Mr. Wagner executing and not revoking a separation agreement, including, among other things, a general release of claims in favor of the Company (the “Separation Agreement and Release”). In addition, in connection with his employment, Mr. Wagner will be granted an award of 275,000 restricted stock units (“RSUs”), each RSU representing the right to acquire one share of the Company’s common stock. Mr. Wagner’s RSU award will vest in equal annual installments over a period of three years, subject to Mr. Wagner’s continued employment with the Company through the applicable vesting date. Subject to the terms of the Agreement, including the requirement to execute and not revoke a Separation Agreement and Release, the RSUs shall accelerate and vest in full in the event that, within twelve months after a change in control, as defined in the Agreement, Mr. Wagner’s employment is terminated by the Company without cause, as defined in the Agreement, or Mr. Wagner terminates his employment for good reason, as defined in the Agreement. The Company expects the grant date of this RSU award to be on or around May 13, 2024. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement filed herewith as Exhibit 99.1 and incorporated by reference herein. The Company and Mr. Wagner also entered into an agreement regarding confidentiality, intellectual property assignment and certain post-termination covenants, including non-solicitation and non-competition.

There are no family relationships between Mr. Wagner and any director or executive officer of the Company, and other than as described in this Item 5.02, Mr. Wagner has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Wagner and any other person pursuant to which Mr. Wagner was appointed to his position with the Company.

In accordance with the previously disclosed agreement with Robert Noreck, the Company’s current Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, Mr. Noreck will resign from such roles and transition into the role of a consultant as of the Effective Date.

D&O Indemnification Agreement

On April 8, 2024, the Board approved an amended and restated form of director and officer indemnification agreement (the “D&O Indemnification Agreement”) and the Company is entering into D&O Indemnification Agreements with Mr. Wagner and each of its current directors and officers (and expects to use such form with future directors and officers) (each, an “Indemnitee” and, collectively, the “Indemnitees”) in accordance with the General Corporation Law of the State of Delaware.

The D&O Indemnification Agreement incorporates the following changes, among others, to the previously adopted form of agreement used by the Company: revised the “change of control” provision to provide additional specificity around changes in board composition that constitute a change of control; amended the advancement of defense expenses to which an Indemnitee is entitled to include the availability of insurance coverage and the Indemnitee’s undertaking requirements; included an express presumption of good faith on the part of an Indemnitee, which anyone seeking to overcome shall have the burden of proof and persuasion to overcome; and included the ability for the Indemnitee to seek specific performance of the D&O Indemnification Agreement without needing to demonstrate irreparable harm.

The foregoing summary and description of the provisions of the D&O Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the D&O Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release announcing the election of Mr. Wagner as Chief Financial Officer is attached to this Current Report on Form 8-K as Exhibit 99.2. The information in this Item 7.01 and Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Form of Director and Officer Indemnification Agreement.

99.1	Employment Agreement, dated April 8, 2024 by and between the Company and John Wagner.

99.2	Press Release of Brightcove Inc. dated April 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2024	Brightcove Inc.

	By:	/s/ Marc DeBevoise
Marc DeBevoise
Chief Executive Officer